SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K



                            CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported)
                           January 6, 1999




                       PEEKSKILL FINANCIAL CORPORATION
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            (Exact name of Registrant as specified in its Charter)




Delaware                0-27178                13-3858258
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(State or other      (Commission File No.)     (IRS Employer
jurisdiction of                                Identification
 incorporation)                                    Number)




1019 Park Street, Peekskill, New York                      10566
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(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code: (914) 737-2777
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                                 N/A
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     (Former name or former address, if changed since last report)

                                                         1
Item 5.  Other Events

         On January 6, 1999 and January 12, 1999, the Registrant issued the attached press releases.

Item 7.  Financial Statements and Exhibits

         (a)      Exhibits

                  99.1      Press release, dated January 6, 1999.

                  99.2      Press release, dated January 12, 1999.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               PEEKSKILL FINANCIAL CORPORATION




Date:   January 13, 1999                      By: /s/William J. LaCalamito
                                                  William J. LaCalamito
                                                  President and Chief
                                                   Operating Officer

                                                   EXHIBIT 99.1



                  [PEEKSKILL FINANCIAL CORPORATION LETTERHEAD]





CONTACT:          William J. LaCalamito               For Immediate
                                                      Release
                  President                           January 6, 1999
                  Peekskill Financial Corporation
                  (914) 737-2777


      PEEKSKILL FINANCIAL CORPORATION REJECTS UNSOLICITED ACQUISITION OFFER; CONTINUES PREVIOUSLY ANNOUNCED DUTCH AUCTION TENDER OFFER

Peekskill, New York.... January 6, 1999 - Peekskill Financial
Corporation (NASDAQ NMS: PEEK), Peekskill, New York, confirmed today it had received and rejected an unsolicited expression of interest in acquiring the Company for a cash purchase price of $17.25 per share, subject to various contingencies, from BRT Realty Trust. The Company also confirmed that it intended to continue its previously announced "Modified Dutch Auction Tender Offer" to repurchase up to 800,000 shares of its common stock at a price of up to $16.75 per share.

         According to Eldorus Maynard, the Company's Chairman of the Board, "over the last several months, the Board of Directors has conducted an in-depth review of the Company's future strategic
options.   As a result of this study, the Board concluded that it
was in the best interests of shareholders for the Company to execute its business plan and implement a modified dutch auction tender offer. Based on the above, after due deliberation, the Board of Directors reaffirmed its position that the Company is not for sale and determined not to pursue the expression of interest."


                                  * * *

                                                     EXHIBIT 99.2


           [PEEKSKILL FINANCIAL CORPORATION LETTERHEAD]





CONTACT: William J. LaCalamito                           For Immediate
                                                         Release
                  President                              January 12,
                                                         1999
                  Peekskill Financial Corporation
                  (914) 737-2777


          PEEKSKILL FINANCIAL CORPORATION ASSERTS THAT STOCKHOLDER SUIT IS
                   WITHOUT MERIT; INTENDS TO CONTEST IT VIGOROUSLY


     Peekskill, New York.... January 12, 1999 - Peekskill Financial
announced today that a lawsuit has been filed by one of its shareholders in the Chancery Court of the State of Delaware against the Company and its directors. The lawsuit, which purports to be on behalf of all shareholders, alleges that, among other things, the directors violated their fiduciary obligations in connection with the Board's rejection of an unsolicited expression of interest in acquiring the Company from BRT Realty Trust.

         According to Eldorus Maynard, the Company's Chairman of the Board, "the Board of Directors has reviewed the complaint with
counsel and believes that it has no merit.   Accordingly, the Board
intends to contest it vigorously."

         Peekskill Financial had earlier announced an offer to repurchase up to 800,000 of its own shares at prices ranging from $14.75 to $16.75 in a "Modified Dutch Auction Tender Offer" to
expire on January 27, 1999.   The Company announced no changes with
respect to such offer.




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